Exhibit 99.2

Earnings Call 1Q 2021 Thursday, April 29, 2021 Exhibit 99.2

DISCLAIMER Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the low interest rate environment and historically low yield curve primarily due to government programs in place under the CARES Act and otherwise in response to the Covid19 pandemic, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (4) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations, (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin, (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance matters; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the CSFL integration, and potential difficulties in maintaining relationships with key personnel; (25 the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (26) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (27) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (29) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing COVID-19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

$32 Billion in deposits $24 Billion in loans $40 Billion in assets $5.9 Billion market cap (1) Financial metrics as of March 31, 2021; market cap as of April 26, 2021 SouthState Corporation Overview of Franchise (1) 3 (281)

HOW WE OPERATE THE COMPANY 4 Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. Leadership The WHAT Guiding Principles The HOW Our Core Values

INVESTMENT THESIS 5 • Well-positioned to compete with largest banks with capital markets platform and upgraded technology solutions • High growth markets • Low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture

Financial Highlights - Reported

TANGIBLE BOOK VALUE PER SHARE (1) (1) The tangible measure is a non-GAAP measure and excludes the effect of period end balances of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix $38.01 $38.33 $39.83 $41.16 $42.02 $36.00 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 1Q20 2Q20 3Q20 4Q20 1Q21 7

(1) Adjusted figures above exclude the impact of merger-related expenses; The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets and the after-tax amortization of intangibles to GAAP basis net income as applicable; Tax equivalent NIM is also a non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix (2) Adjusted PPNR and PPNR ROAA are Non-GAAP financial measures that exclude the impact of merger-related expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix (3) Percentages exclude PPP loans and loan held for sale; loss absorption capacity includes mark on loans acquired from CSFL and prior SSB acquisitions (4) Excludes loans held for sale and PPP loans 8 Returns • Reported & adjusted diluted Earnings per Share (“EPS”)(1) of $2.06 and $2.17, respectively • Recorded a negative provision for credit losses of $58.4 million compared to $18.2 million in provision expense in the prior quarter • Reported & adjusted Return on Average Tangible Common Equity (“ROATCE”)(1) of 21.2% and 22.2%, respectively • Pre-Provision Net Revenue (“PPNR”)(2) of $140 million, or 1.48% PPNR ROAA(2) • Tangible Book Value per Share (“TBVPS”)(1) of $42.02, up $4.01, or 10.5% from the year ago figure Performance • Net Interest Margin (“NIM”, tax equivalent)(1) of 3.12%, down 2 bps from 4Q 2020 • Loan accretion of $10.4 million compared to $12.7 million in 4Q 2020 • Recognized PPP deferred fee income of $20.4 million compared to $16.6 million in 4Q 2020 • Total deposit cost of 0.15%, down 2 bps from 4Q 2020 • Noninterest income of $96 million, 1.02% of assets QUARTERLY HIGHLIGHTS | 1Q 2021 Balance Sheet/Credit • Deposits increased by $1.75 billion with core deposit growth totaling $2.02 billion, or 30.3%, annualized • 33% of deposits are noninterest-bearing • Loans, excluding PPP loans, declined by $185.0 million, or 3.3% annualized • Concentrated in $131 million decline in consumer RE loans and home equity lines of credit; • C&I loans grew for the third consecutive quarter • Total PPP loans grew by $12 million, including the addition of $732 million round 2 PPP loans • Strong allowance for credit losses (1.96% including reserve for unfunded commitments) and loss absorption capacity (2.34%)(3) • Net loan recoveries of $21,000, or 0.00% annualized • Loan deferrals of $186.3 million, or 0.83% of the total loan portfolio(4) Other Events • Completion of Duncan-Williams, Inc. acquisition • 4 branch location consolidations in the first quarter • $0.47 per share cash dividend declaration by the Company’s Board of Directors

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data * The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after- tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses, securities gains or losses, FHLB Advances prepayment penalty, swap termination expense and income tax benefit related to the carryback of tax losses under the CARES Act - See reconciliation of GAAP to Non-GAAP measures in Appendix 9 4Q20 1Q21 GAAP Net Income $ 86.2 $ 146.9 EPS (Diluted) $ 1.21 $ 2.06 Return on Average Assets 0.90% 1.56 % Non-GAAP* Return on Average Tangible Common Equity 13.05% 21.16 % Non-GAAP, Adjusted* Net Income $ 102.8 $ 154.8 EPS (Diluted) $ 1.44 $ 2.17 Return on Average Assets 1.08% 1.64 % Return on Average Tangible Common Equity 15.35% 22.24 % Cash dividend per common share $ 0.47 $ 0.47

NET INTEREST MARGIN Dollars in millions * Tax equivalent ** Accretion includes PPP loans deferred fees and loan discount accretion Tax equivalent NIM is Non-GAAP financial measures - See reconciliation of GAAP to Non-GAAP measures in Appendix 10 $117.0 $145.3 $239.4 $236.2 $231.2 $11.0 $17.3 $30.9 $29.3 $30.8 $128.0 $162.6 $270.3 $265.5 $262.0 3.68% 3.24% 3.22% 3.14% 3.12% 2.0% 2.5% 3.0% 3.5% 4.0% $- $100 $200 $300 $400 $500 1Q20 2Q20 3Q20 4Q20 1Q21 $ in millions Net Interest Income excld. Accretion** Accretion** Net Interest Income Net Interest Margin*

Combined Business Basis Performance

CASH & SECURITIES (COMBINED BUSINESS BASIS) Dollars in billions (1) 10-year Treasury at each quarter-end date * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 12 $4.1 $4.4 $3.3 $3.7 $4.5 $5.3 $0.6 $2.0 $4.0 $4.1 $4.2 $5.6 $4.7B $6.4B $7.3B $7.8B $8.7B $10.9B 1.92% 0.67% 0.66% 0.69% 0.92% 1.74% 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 4Q19* 1Q20* 2Q20 3Q20 4Q20 1Q21 $ in billions Investments ($) Fed Funds & Int. Earning Cash ($) 10-Yr Treasury (1)

EXCESS LIQUIDITY PROVIDES SIGNIFICANT TAILWIND (COMBINED BUSINESS BASIS) (1) Source: S&P Global Market Intelligence; Peers as disclosed in the most recent SSB proxy statement; The 1Q21 averages are based on MRQs available as of 4/27/21 * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 13 1.8% 5.8% 10.6% 10.9% 11.2% 14.1% 12.4% 12.4% 8.7% 9.9% 11.8% 13.5% 3.0% 3.2% 5.5% 5.5% 7.4% 8.1% 18.6% 18.8% 17.9% 18.4% 18.6% 18.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 0% 4% 8% 12% 16% 20% 4Q19* 1Q20* 2Q20* 3Q20 4Q20 1Q21 Fed Funds & Interest Earning Cash / Assets Investments / Assets Peer Avg. - Fed Funds & Interest Earning Cash / Assets (1) Peer Avg. - Investments / Assets (1)

CURRENT & HISTORICAL 5- QTR PERFORMANCE (COMBINED BUSINESS BASIS) Total revenue and noninterest income are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, FHLB Advances prepayment penalty, swap termination expense, income tax benefit related to the carryback of tax losses under the CARES Act and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratio and Net Interest Margin in Appendix * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 14 3.94% 3.38% 3.22% 3.14% 3.12% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $200 $220 $240 $260 $280 $300 1Q20* 2Q20* 3Q20 4Q20 1Q21 $ in millions Net Interest Margin (“NIM”) NIM ($) NIM (%) 74% 72% 70% 73% 73% 26% 28% 30% 27% 27% $381M $383M $385M $363M $358M 1.32% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0% 20% 40% 60% 80% 100% 120% 1Q20* 2Q20* 3Q20 4Q20 1Q21 Revenue Composition NIM / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue $100 $108 $115 $98 $96 1.19% 1.16% 1.21% 1.03% 1.02% 0.7% 0.8% 0.9% 1.0% 1.1% 1.2% 1.3% $- $20 $40 $60 $80 $100 $120 $140 1Q20* 2Q20* 3Q20 4Q20 1Q21 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets 58% 78% 59% 74% 61% 56% 57% 53% 58% 58% 0% 15% 30% 45% 60% 75% 90% 1Q20* 2Q20* 3Q20 4Q20 1Q21 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio

66% 73% 72% 72% 67% 34% 27% 28% 28% 33% 3.07% 4.41% 4.05% 2.40% 3.25% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0% 20% 40% 60% 80% 100% 120% 1Q20* 2Q20* 3Q20 4Q20 1Q21 Secondary Portfolio Secondary Gain on Sale Margin (1) $987 $1,493 $1,574 $1,413 $1,299 $0 $400 $800 $1,200 $1,600 $2,000 QTD Production ($) 1Q20* 2Q20* 3Q20 4Q20 1Q21 Pipeline ($) $812 $874 $954 $674 $945 MORTGAGE BANKING DIVISION (COMBINED BUSINESS BASIS) Dollars in millions (1) Secondary gain on sale margin includes pipeline/LHFS changes * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 15 61% 39% 49% 51% 60% 40% 63% 37% 63% 37%

• Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to financial institutions • Expanded Correspondent Banking Division with the acquisition of Duncan Williams, Inc. (acquisition closed on February 1, 2021) CORRESPONDENT BANKING DIVISION (COMBINED BUSINESS BASIS) 1,011 Client Banks $0 $5 $10 $15 $20 $25 $30 $35 1Q20* 2Q20* 3Q20 4Q20 1Q21 $ in millions Correspondent Revenue Breakout ARC Revenues FI Revenues Operational Revenues 16 * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation.

CURRENT & HISTORICAL TREND (COMBINED BUSINESS BASIS) $23.5 $23.2 $22.9 $22.7 $22.5 $2.3 $2.3 $1.9 $1.9 $23.5B $25.5B $25.2B $24.6B $24.4B $22.5B $23.0B $23.5B $24.0B $24.5B $25.0B $25.5B $26.0B $- $10 $20 $30 $40 1Q20* 2Q20 3Q20 4Q20 1Q21 $ in billions Loans(1) Total Loans PPP Dollars in billions (1) Excludes loans held for sale * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 17 $7.5 $9.9 $9.7 $9.7 $10.8 $5.6 $6.2 $6.4 $7.0 $7.4 $8.8 $9.7 $10.0 $10.3 $10.8 $4.5 $4.1 $3.9 $3.7 $3.5 $26.5B $30.0B $30.0B $30.7B $32.4B $- $50,000,000.0B $100,000,000.0B $150,000,000.0B $200,000,000.0B $250,000,000.0B $300,000,000.0B $350,000,000.0B $- $10 $20 $30 $40 1Q20* 2Q20 3Q20 4Q20 1Q21 $ in billions Deposits Noninterest-bearing Checking Interest-bearing Checking MMA & Savings Time Deposits

$5.2 $5.1 $5.0 $4.8 $4.6 $3.4 $3.7 $4.3 $5.1 $5.4 $8.6 $8.8 $9.3 $9.9 $10.0 $- $2 $4 $6 $8 $10 $12 1Q20* 2Q20 3Q20 4Q20 1Q21 $ in billions Portfolio Loans MSR Servicing Loans Total Mortgage Servicing Loans RESIDENTIAL PORTFOLIO (COMBINED BUSINESS BASIS) Dollars in billions * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 18

ASSET QUALITY (COMBINED BUSINESS BASIS) Dollars in millions, unless otherwise noted (1) Excludes loans held for sale and PPP loans * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 0.05% 0.01% 0.01% 0.01% (0.00)% -0.01% 0.00% 0.01% 0.02% 0.03% 0.04% 0.05% 0.06% 1Q20* 2Q20* 3Q20 4Q20 1Q21 Net Charge-Offs (Recoveries) to Loans 0.65% 0.56% 0.50% 0.48% 0.46% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1Q20* 2Q20 3Q20 4Q20 1Q21 Nonperforming Assets to Loans & OREO 2.06% 2.13% 3.37% 3.28% 3.12% 1.10% 1.23% 2.08% 2.03% 1.84% 0.96% 0.94% 1.29% 1.25% 1.28% 0% 1% 2% 3% 4% 1Q20* 2Q20 3Q20 4Q20 1Q21 Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets 19 17.5% 4.1% 1.1% 0.8% 0.0% 5.0% 10.0% 15.0% 20.0% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2Q20 3Q20 4Q20 1Q21 Loan Deferrals (1)

CAPITAL RATIOS (1) Preliminary * The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix 20 4Q20 1Q21(1) Tangible Common Equity* 8.1% 7.9 % Tier 1 Leverage 8.3% 8.5 % Tier 1 Common Equity 11.8% 12.1 % Tier 1 Risk-Based Capital 11.8% 12.1 % Total Risk-Based Capital 14.2% 14.5 % Bank CRE Concentration Ratio 230% 224 % Bank CDL Concentration Ratio 54% 53%

PREMIUM CORE† DEPOSIT FRANCHISE Data as of March 31, 2021 Dollars in billions † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 1Q21 MRQs available as of 4/27/21; Peers as disclosed in the most recent SSB proxy statement 21 Noninterest- bearing Checking $10.8 Interest- bearing Checking $7.4 Savings $2.9 Money Market $7.9 Time Deposits $3.5 Total Deposits $32.4 Billion Small Business 30% Coporate 36% Retail 34% 56% 39% 33% 49% 11% 11% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits Deposits by Type Checking Accounts (Noninterest & Interest-bearing) • Total cost of deposits for 1Q21: 15 bps • ~ 815 thousand checking accounts / ~1.1 million total deposit accounts

BRANCH OPTIMIZATION 285 Branches 4Q20 4 Branches Consolidated or Sold 281 Branches 1Q21 85 Branches Average Size $40M 420 Branches Acquired Plus 12 DeNovo Branches 236 Branches Consolidated or Sold 281 Branches Average Size $115M ~188% growth in deposits per branch 85 432 236 281 2009 …..……………..………..……....…………………………….. March 2021 1st Quarter 2021 Activity 22

COVID Effect 1Q20 vs 1Q21 Teller Transactions 29% Mobile Deposits 36% ATM Deposits 11% Call Center Volume 30% *SSB Legacy Basis by Units 23

91% 86% 81% 9% 14% 19% 0% 50% 100% 1Q19 1Q20 1Q21 Online Checking to Total Checking Accounts Opened Branch Online 92% 90% 87% 80% 8% 10% 13% 20% 0% 50% 100% 1Q18 1Q19 1Q20 1Q21 Online Consumer Loans to Total Consumer Loans Branch Online 86% 84% 82% 78% 71% 14% 16% 18% 22% 29% 0% 50% 100% 1Q17 1Q18 1Q19 1Q20 1Q21 Deposits Branch Digital *Combined Business Basis 24 DIGITAL INVESTMENTS

Appendix

LOSS ABSORPTION CAPACITY | 1Q 2021 Dollars in millions (1) Excludes PPP loans and loan held for sale (2) Includes mark on loans from CSFL and prior SSB acquisitions 26 1Q21 % of Total Loans (1) Allowance for Credit Losses (“ACL”) Non-PCD ACL $ 284.2 PCD ACL 122.2 Total ACL $ 406.4 1.80 % Reserve for Unfunded Commitments Reserve for unfunded commitments 35.8 0.16 % Total ACL plus Reserve for Unfunded Commitments $ 442.2 1.96 % Unrecognized Discount – Acquired Loans (2) 87.3 0.39 % Loss Absorption Capacity $ 529.5 2.34 % Total Loans Held for Investment (1) $ 22,546

MERGER- RELATED EXPENSES/DEAL COSTS (1) | 2020 - 2021 Dollars in thousands, unless otherwise noted (1) Only includes SSB/CSFL merger-related expenses (2) Merger-related expense occurred pre-merger • System conversion scheduled for 2Q21 • Cost save realization process on track • Estimated $205 million total spend; $75.4 million remaining 27 CSFL(2) SSB Total MRE 1Q20 $ 3,076 $ 4,114 $ 7,190 4/1-6/7 33,526 33,526 2Q20 40,229 40,229 3Q20 21,574 21,574 4Q20 17,036 17,036 2020 YTD $ 36,602 $ 82,953 $ 119,555 1Q21 9,999 9,999 LTD $ 36,602 $ 92,952 $ 129,554

PPP UPDATE 28 28 $716 $1,285 $704 $420 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Round 2 (1) Round 1 PPP Totals ($ in millions) Not Forgiven Forgiven 1Q21 Forgiven 4Q20 • As of 1Q21, approximately 47%, or $1,124 million of Round 1 PPP loans have been forgiven by the SBA (2) • In 1Q21, we recognized PPP deferred fees of $20.4 million • Approximately $33.3 million of PPP fees remaining to recognize (2) The total forgiven dollar amount represents approved by the SBA and processed PPP loans (1) Gross origination of $731.8 million, net of $15.9 million of deferred fees

CDL (1) 8% Investor CRE (2) 29% Owner- Occupied CRE 21% Commercial & Industrial 14% Consumer RE 24% Cons / Other 4% TOTAL LOAN PORTFOLIO 29 Data as of March 31, 2021 Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans (1) CDL includes residential construction, commercial construction, and all land development loans (2) Investor CRE includes nonowner-occupied CRE and other income producing property Loan Type No. of Loans Balance Avg. Loan Balance Constr., Dev. & Land 5,473 $ 1,889MM $ 345,100 Investor CRE 6,219 6,490MM 1,043,500 Owner-Occupied CRE 8,701 4,827MM 554,700 Commercial & Industrial 6,469 3,142MM 485,600 Consumer RE 44,816 5,313MM 118,600 Cons / Other 46,034 885MM 19,200 Total 117,712 $ 22,546MM $ 191,500 Loan Relationships Top 10 Represents ~ 3% of total loans Top 20 Represents ~ 5% of total loans

LOANS – INDUSTRY EXPOSURES(1) Dollars in millions, unless otherwise noted (1) Loan portfolio excluding loans held for sale and PPP loans 30 Selected Industries (% of total loan portfolio) Lodging $978 4.3% Restaurants $434 1.9% Retail CRE $2,212 9.8%

Lodging Portfolio • 59% weighted average loan to value • Lodging is $978 million or 4.3% of loan portfolio(1) • 13% of portfolio under deferral • Top 3 MSA’s: Charleston, Greenville, Charlotte LOANS – INDUSTRY EXPOSURES | LODGING PORTFOLIO Dollars in millions (1) Loan portfolio excluding loans held for sale and PPP loans Marriott $287 Hilton $260 Independent $146 IHG $97 Choice $62 Wyndham $38 Hyatt $34 Other National Brands $54 31 31

Restaurant Portfolio • 56% weighted average loan to value • Restaurant is $434 million or 1.9% of loan portfolio(1) • 1.6% of portfolio under deferral • Top 3 MSA’s: Atlanta, Jacksonville, Tampa LOANS – INDUSTRY EXPOSURES | RESTAURANT PORTFOLIO Dollars in millions (1) Loan portfolio excluding loans held for sale and PPP loans Owner Occupied Real Estate $274 Non-Owner Occupied Real Estate $154 CDL $6 Non-RE Secured $0.46 32 32

Retail Portfolio • 53% weighted average loan to value • Retail CRE is $2.2 billion or 9.8% of loan portfolio(1) • 0.03% of portfolio under deferral • Top 3 MSA’s: Orlando, Miami, Tampa LOANS – INDUSTRY EXPOSURES | RETAIL PORTFOLIO Dollars in millions, unless otherwise noted (1) Loan portfolio excluding loans held for sale and PPP loans Non-Owner Occupied Real Estate $1,751 Owner Occupied Real Estate $384 CDL $82 Non-Real Estate $0.21 33 33

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS & NET INTEREST MARGIN(UNAUDITED)

	Combined Business Basis						3Q20	4Q20	1Q21
	1Q20			2Q20					
	SSB	CSFL	Combined [1]	SSB	CSFL [2]	Combined	SSB	SSB	SSB
Noninterest expense (GAAP)	$ 107,247	$ 122,772	$ 230,019	$ 175,112	$ 132,703	$ 307,815	$ 236,887	**$ 278,398**	**$ 228,711**
Less: Amortization of intangible assets	3,007	4,535	7,542	4,665	2,886	7,551	9,560	**9,760**	**9,164**
Adjusted noninterest expense (non-GAAP)	$ 104,240	$ 118,237	$ 222,477	$ 170,447	$ 129,817	$ 300,264	$ 227,327	**$ 268,638**	**$ 219,547**
Net interest income (GAAP)	$ 128,013	$ 153,353	$ 281,366	$ 162,557	$ 111,624	$ 274,181	$ 270,348	**$ 265,547**	**$ 261,998**
Tax Equivalent ("TE") adjustments	530	685	1,215	579	495	1,074	734	**1,662**	**1,286**
Net interest income, TE (non-GAAP)	$ 128,543	$ 154,038	$ 282,581	$ 163,136	$ 112,119	$ 275,255	$ 271,082	**$ 267,209**	**$ 263,284**
Noninterest income (GAAP)	$ 44,132	$ 55,790	$ 99,922	$ 54,347	$ 94,271	$ 148,618	$ 114,790	**$ 97,871**	**$ 96,285**
Less: Gain (loss) on sale of securities	-	-	-	-	40,276	40,276	15	**35**	**-**
Adjusted noninterest income (non-GAAP)	$ 44,132	$ 55,790	$ 99,922	$ 54,347	$ 53,995	$ 108,342	$ 114,775	**$ 97,836**	**$ 96,285**
Efficiency Ratio (Non-GAAP)	**60%**	**56%**	**58%**	**78%**	**78%**	**78%**	**59%**	**74%**	**61%**
Noninterest expense (GAAP)	$ 107,247	$ 122,772	$ 230,019	$ 175,112	$ 132,703	$ 307,815	$ 236,887	**$ 278,398**	**$ 228,711**
Less: Non-recurring items[3]	7,136	7,586	14,722	45,143	44,761	89,904	31,222	**68,439**	**19,173**
Adjusted noninterest expense (non-GAAP)	$ 100,111	$ 115,186	$ 215,297	$ 129,969	$ 87,942	$ 217,911	$ 205,665	**$ 209,959**	**$ 209,538**
Adjusted Efficiency Ratio (Non-GAAP)	**58%**	**55%**	**56%**	**60%**	**53%**	**57%**	**53%**	**58%**	**58%**
Average Interest-earning Assets	$ 14,042,524	$ 14,873,007	$ 28,915,531	$ 20,347,350	$ 12,414,262	$ 32,761,612	$ 33,503,666	**$ 33,853,006**	**$ 34,265,903**
Net interest income, TE (non-GAAP)	128,543	154,038	282,581	163,136	112,119	275,255	271,082	**267,209**	**263,284**
Net Interest Margin (Non-GAAP)	**3.68%**		**3.94%**	**3.24%**		**3.38%**	**3.22%**	**3.14%**	**3.12%**

Dollars in thousands

(1) Does not include purchase accounting adjustments

(2) Through June 7, 2020

(3) Non-recurring items include intangible assets' amortization expenses for the adjusted efficiency ratios

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

34

NON- GAAP RECONCILIATIONS – CURRENT & HISTORICAL: INVESTMENTS, FED FUNDS SOLD & INT. EARNING CASH(UNAUDITED) Dollars in thousands (1) Does not include purchase accounting adjustments * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. 35 Combined Business Basis 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 SSB CSFL Combined (1) SSB CSFL Combined (1) SSB SSB SSB SSB Fed Funds & Interest Earning Cash $ 426,685 $ 163,890 $ 590,575 $ 1,003,257 $ 1,033,586 $ 2,036,843 $ 3,983,047 $ 4,127,250 $ 4,245,949 $ 5,581,581 Investments 2,005,171 2,094,614 4,099,785 2,034,189 2,342,822 4,377,011 3,271,148 3,747,128 4,457,331 5,351,218 Total Assets $ 15,921,092 $ 17,142,025 $ 33,063,117 $ 16,642,911 $ 18,596,292 $ 35,239,203 $ 37,725,356 $ 37,819,366 $ 37,789,873 $ 39,730,332 Fed Funds & Interest Earning Cash / Assets 1.8% 5.8% 10.6% 10.9% 11.2% 14.1% Investments / Assets 12.4% 12.4% 8.7% 9.9% 11.8% 13.5%

NON- GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED) Dollars in thousands (1) Does not include purchase accounting adjustments (2) Through June 7, 2020 36 PPNR, Adjusted (Non-GAAP) 1Q21 SSB Net interest income (GAAP) $ 261,998 Plus: Noninterest income 96,285 Less: Gain (loss) on sale of securities - Total revenue, adjusted (non-GAAP) $ 358,283 Less: Noninterest expense 228,711 PPNR (Non-GAAP) $ 129,572 Plus: Non-recurring items 10,009 PPNR, Adjusted (Non-GAAP) $ 139,581 Correspondent & Capital Market Income 3Q20 4Q20 1Q21 SSB CSFL Combined (1) SSB CSFL (2) Combined SSB SSB SSB ARC revenues - $ 21,821 $ 21,821 $ 6,037 $ 16,003 $ 22,040 $ 17,682 $ 19,446 $ 10,370 $ FI revenues - 4,603 4,603 1,848 3,348 5,196 5,157 6,139 15,052 Operational revenues 493 1,385 1,878 2,182 986 3,168 3,593 2,166 3,326 Total Correspondent & Capital Market Income 493 $ 27,809 $ 28,302 $ 10,067 $ 20,337 $ 30,404 $ 26,432 $ 27,751 $ 28,748 $ Combined Business Basis 1Q20 2Q20

NON- GAAP RECONCILIATIONS – TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollars in thousands, except for per share data Tangible Book Value per Common Share 1Q20 2Q20 3Q20 4Q20 1Q21 Shareholders' common equity (excludes preferred stock) $ 2,321,043 $ 4,491,850 $ 4,563,413 $ 4,647,880 $ 4,719,820 Less: Intangible assets 1,049,709 1,774,294 1,738,161 1,726,534 1,733,619 Tangible shareholders' common equity (excludes preferred stock) $ 1,271,334 $ 2,717,556 $ 2,825,252 $ 2,921,346 $ 2,986,201 Common shares issued and outstanding 33,444,236 70,907,119 70,928,304 70,973,477 71,060,446 Tangible Book Value per Common Share (Non-GAAP) $ 38.01 $ 38.33 $ 39.83 $ 41.16 $ 42.02 Tangible Common Equity ("TCE") Ratio 4Q20 1Q21 Shareholders' equity (GAAP) $ 4,647,880 $ 4,719,820 Less: Intangible assets 1,726,534 1,733,619 Tangible common equity (non-GAAP) $ 2,921,346 $ 2,986,201 Total assets (GAAP) 37,789,873 39,730,332 Less: Intangible assets 1,726,534 1,733,619 Tangible asset (non-GAAP) $ 36,063,339 $ 37,996,713 TCE Ratio (Non-GAAP) 8.1% 7.9% 37

Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Return on Average Tangible Common Equity 4Q20 1Q21 Net income (GAAP) $ 86,236 $ 146,949 Plus: Amortization of intangibles 9,760 9,164 Effective tax rate, excluding DTA write-off 18% 22 % Amortization of intangibles, net of tax 7,998 7,163 Net income plus after-tax amortization of intangibles (non-GAAP) $ 94,234 $ 154,112 Average shareholders' common equity, excluding preferred stock $ 4,607,356 $ 4,687,149 Less: Average intangible assets 1,735,035 1,733,522 Average tangible common equity $ 2,872,321 $ 2,953,627 Return on Average Tangible Common Equity (Non-GAAP) 13.05% 21.16% PPNR (adjusted) Return on Average Assets 1Q21 PPNR, Adjusted (Non-GAAP) $ 139,581 Average assets 38,245,410 PPNR ROAA 1.48% 38 NON- GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

NON- GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data Adjusted Net Income 4Q20 1Q21 Net income (GAAP) $ 86,236 $ 146,949 Plus: Securities gain, net of tax (29) - Income tax benefit - carryback of tax losses under the CARES Act (31,468) 7,824 Merger and branch consolidation related expense, net of tax 16,255 - Swap termination expense 31,784 - FHLB prepayment penalty 46 - Adjusted Net Income (Non-GAAP) $ 102,824 $ 154,773 Adjusted EPS 4Q20 1Q21 Adjusted diluted weighted-average common shares 71,295 71,484 Net income (GAAP) $ 86,236 $ 146,949 Plus: Securities gain, net of tax (29) - Income tax benefit - carryback of tax losses under the CARES Act (31,468) - Merger and branch consolidation related expense, net of tax 16,255 7,824 Swap termination expense 31,784 - FHLB prepayment penalty 46 - Adjusted net income (non-GAAP) $ 102,824 $ 154,773 Adjusted EPS, Diluted (Non-GAAP) $ 1.44 $ 2.17 39

NON- GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Dollars in thousands, except for per share data Adjusted Return on Average Assets 4Q20 1Q21 Adjusted net income (non-GAAP) $ 102,824 $ 154,773 Total average assets 38,027,111 38,245,410 Adjusted Return on Average Assets (Non-GAAP) 1.08% 1.64% Adjusted Return on Average Tangible Common Equity 4Q20 1Q21 Adjusted net income (non-GAAP) $ 102,824 $ 154,773 Plus: Amortization of intangibles, net of tax 7,998 7,163 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 110,822 $ 161,936 Average tangible common equity $ 2,872,321 $ 2,953,627 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 15.35% 22.24% 40

NON- GAAP RECONCILIATIONS – NET INTEREST MARGIN, TAX EQUIVALENT Dollars in thousands Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 1Q20 2Q20 3Q20 4Q20 1Q21 Net interest income (GAAP) $ 128,013 $ 162,557 $ 270,348 $ 265,547 $ 261,998 Tax equivalent adjustments 530 579 734 1,662 1,286 Net interest income (tax equivalent) (Non-GAAP) $ 128,543 $ 163,136 $ 271,082 $ 267,209 $ 263,284 Average interest earning assets $ 14,042,524 $ 20,262,035 $ 33,503,666 $ 33,853,006 $ 34,231,928 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.68% 3.24% 3.22% 3.14% 3.12% 41